UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 30, 2024

Alpine 4 Holdings, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-40913	46-5482689
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)
2525 E Arizona Biltmore Circle, Suite 237
Phoenix, AZ 85016
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

480-702-2431
(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	ALPP	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01. Other Events.

On May 30, 2024, Alpine 4 Holdings, Inc., a Delaware corporation (the “Company”), received a notice from The Nasdaq Stock Market LLC (“Nasdaq”) that the Nasdaq Hearings Panel (the “Panel”) has granted the Company’s request to extend the stay of suspension from Nasdaq, pending the Company’s hearing before the Panel and the issuance of a final determination regarding the Company’s listing status. The Company’s hearing is scheduled for July 2, 2024, at which time the Company will present its plan to regain compliance with applicable listing requirements related to the Company’s failure to file certain periodic reports.

Forward-looking Statements

This Report contains forward-looking statements that involve risks and uncertainties. For example, forward-looking statements include statements regarding the Company’s plans for presenting information at its hearing before Nasdaq, the outcome of the hearing before Nasdaq, and Nasdaq’s potential acceptance of such a plan for the Company to regain compliance with the Listing Rules. Actual results could differ materially from the results projected in or implied by the forward-looking statements made in this report. Factors that might cause these differences include, but are not limited to: the possibility of unanticipated delays that will prevent the filing of the Company’s delinquent reports pursuant to the anticipated timeline; the risk that the work necessary to complete the reports is greater than anticipated or may involve the resolution of additional issues identified during the review process; the risk that the Company may not respond adequately to further inquiries from Nasdaq; and the risk that Nasdaq will not accept any plan to regain compliance and will delist the Company's Class A common stock. Other risk factors that may impact these forward-looking statements are discussed in more detail in the Company’s 2022 Annual Report on Form 10-K filed with the SEC on May 5, 2023. Copies of the Company’s 2022 Annual Report and other periodic reports are available through the Company's Investor Relations department and website, alpine4.com. The Company expressly disclaims any obligation or intention to update these forward-looking statements to reflect new information and developments.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpine 4 Holdings, Inc.

By: /s/ Kent B. Wilson
Kent B. Wilson
Chief Executive Officer, President
(Principal Executive Officer)

Date: May 31, 2024